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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed registration statement File No. 333-45932 on Form S-8.

                             /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 29, 2001


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